SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 18, 2006
LEAP WIRELESS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29752	33-0811062

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10307 Pacific Center Court
San Diego, California 92121
(Address of Principal Executive Offices)

(858) 882-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 1.02. Termination of a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 4.3

Item 1.01. Entry into a Material Definitive Agreement.
     On October 18, 2006, Leap Wireless International, Inc., a Delaware corporation (“Leap”), Cricket Communications, Inc., a Delaware corporation and wholly owned subsidiary of Leap (“Cricket”), and certain subsidiary guarantors of Cricket and Leap (such subsidiary guarantors, together with Leap, the “Guarantors,” and collectively with Cricket, the “Company,” “we” or “us”), entered into a Purchase Agreement (the “Purchase Agreement”) with Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the initial purchasers named therein (collectively, the “Initial Purchasers”), which provides for the sale by Cricket and the purchase by the Initial Purchasers of $750,000,000 aggregate principal amount of unsecured 9.375% Senior Notes of Cricket due 2014 (the “Notes”).
     On October 23, 2006, we completed the closing of the sale of the Notes pursuant to the Purchase Agreement. The Notes were issued by Cricket in a private placement to qualified institutional buyers pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), pursuant an Indenture, dated as of October 23, 2006 (the “Indenture”), by and among Cricket, the Guarantors and Wells Fargo Bank, N.A., as trustee, which governs the terms of the Notes. The Notes are guaranteed on a senior unsecured basis (collectively, the “Guarantees”) by Leap and each of our existing and future domestic subsidiaries that guarantees indebtedness for money borrowed of Leap, Cricket or any subsidiary guarantor. A copy of the Indenture is attached hereto as Exhibit 4.1 and a form of the Notes is attached hereto as Exhibit 4.2, each of which is incorporated herein by reference. Affiliates of Highland Capital Management, L.P. (a beneficial shareholder of Leap and an entity affiliated with James D. Dondero, one of Leap’s directors), purchased an aggregate of $25 million of Notes in the offering.
     We used a portion of the approximately $737.2 million of net proceeds from the sale of the Notes to repay $570.0 million of principal amount of indebtedness incurred on October 17, 2006, plus accrued interest, under our bridge loan facility. The indebtedness under our bridge loan facility was incurred to pay a portion of the final balance we owed to the Federal Communications Commission (the “FCC”) for wireless licenses for which we were named the winning bidder in the FCC’s recent auction for “Advanced Wireless Services” (“Auction #66”), and to loan $182.6 million to Denali Spectrum License, LLC, an entity in which Leap owns an indirect 82.5% non-controlling interest, to permit it to pay the final balance it owed to the FCC for the wireless license for which it was named the winning bidder in Auction #66. We intend to use the remainder of the net proceeds from the offering of the Notes for general corporate purposes, including future expenditures for the build-out and launch of wireless licenses.
     In connection with the sale of the Notes described above, on October 23, 2006, we also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the Initial Purchasers, pursuant to which we have agreed to use our reasonable best efforts to prepare and file with the Securities and Exchange Commission a registration statement with respect to an offer to exchange (the “Exchange Offer”) the Notes and the Guarantees for debt securities and guarantees identical in all material respects to the Notes and the Guarantees (subject to certain limited exceptions) or, under certain circumstances, to prepare and file a shelf registration statement to cover resales of the Notes and the Guarantees by the holders thereof. Under certain circumstances, including, but not limited to, if (a) we fail to file any of the registration statements required by the Registration Rights Agreement within the prescribed time periods, (b) any of such registration statements is not declared effective within the prescribed time periods, or (c) we fail to consummate the Exchange Offer within the prescribed time period, we will be required to pay certain additional interest (“Additional Interest”) on the Notes to holders thereof in accordance with the terms of the Registration Rights Agreement. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.3 and is incorporated herein by reference.
Item 1.02. Termination of a Material Definitive Agreement.
     The information contained in Item 1.01 above is hereby incorporated by reference in this Item 1.02.
     As previously disclosed, on August 8, 2006, Leap and Cricket entered into a Bridge Credit Agreement by and among Cricket, Leap, the lenders party thereto and Citicorp North America, Inc., as administrative agent (the “Bridge Credit Agreement”). The Company filed a Current Report on Form 8-K on August 10, 2006 describing the material terms of the Bridge Credit Agreement, which description is incorporated herein by reference. Copies of the Bridge Credit Agreement and related guarantees are attached as exhibits to such report.

     On October 23, 2006, in connection with the repayment of $570.0 million of principal amount of indebtedness, plus accrued interest, under the Bridge Credit Agreement with part of the proceeds from the sale of the Notes, the parties to the Bridge Credit Agreement terminated the Bridge Credit Agreement (and the loan commitments thereunder) and the related guarantees.
     Certain or all of the lenders under the Bridge Credit Agreement (or their affiliates) were also Initial Purchasers in connection with the sale of the Notes, acted as joint lead arrangers for our Amended and Restated Credit Agreement dated as of June 16, 2006, entered into forward sale agreements on August 15, 2006 with Leap in connection with a public offering of Leap common stock, and have performed financial advisory, investment banking and commercial banking services in the ordinary course of business to us for which they have received customary fees and expenses.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information contained in Item 1.01 above is hereby incorporated by reference in this Item 2.03. In addition, a brief description of the terms of the Notes follows:
     Interest. The Notes bear interest at a rate of 9.375% per year, payable semi-annually in cash in arrears on May 1 and November 1 of each year, beginning on May 1, 2007. The Company will make each interest payment to the holders of record of the Notes on the immediately preceding April 15 and October 15. Holders of the Notes will be entitled to Additional Interest on the Notes under certain circumstances pursuant to the terms of the Registration Rights Agreement, which will be paid, if applicable, on the same dates as interest on the Notes.
     Maturity. The Notes mature on November 1, 2014.
     Guarantors. The Notes are guaranteed on a senior unsecured basis by Leap and each of our existing and future domestic subsidiaries that guarantees indebtedness for money borrowed of Leap, Cricket or any subsidiary guarantor.
     Ranking. The Notes and the Guarantees are our general senior unsecured obligations, rank equally in right of payment with all of our existing and future unsubordinated unsecured indebtedness, are effectively junior to our existing and future secured obligations, including under our secured credit facility, to the extent of the value of the assets securing such obligations, are effectively junior to future liabilities of our subsidiaries that are not Guarantors and of our designated entities, and are senior in right of payment to any of our future subordinated indebtedness.
     Redemption. The Notes may be redeemed, in whole or in part, at any time on or after November 1, 2010, at the redemption prices described in the Indenture, plus accrued and unpaid interest. Prior to November 1, 2010, we may redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof plus the applicable premium, plus accrued and unpaid interest. Prior to November 1, 2009, we may redeem up to 35% of the aggregate principal amount of the Notes with the net cash proceeds from specified equity offerings at a redemption price set forth in the Indenture; however, we may only make these redemptions if at least 65% of the aggregate principal amount of the Notes issued under the Indenture remains outstanding after such redemptions. We are not required to make mandatory redemption or sinking fund payments with respect to the Notes. If a “change of control” (as defined in the Indenture) occurs, each holder of Notes may require us to repurchase all of such holder’s Notes at a purchase price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest.
     Covenants. The Indenture contains covenants limiting our ability to consummate certain asset sales, incur additional debt or retire subordinated indebtedness, declare or pay dividends or distributions with respect to equity interests, redeem or repurchase equity interests, make certain payments or investments, create liens on our property or assets, enter into transactions with affiliates or merge or consolidate with another company, among other restrictions.
     Events of Default. Subject to the terms and conditions of the Indenture, each of the following, among other events, constitutes an event of default under the Indenture: (a) our failure to pay interest, Additional Interest, if any, or principal on the Notes when due; (b) our failure to comply with certain covenants in the Indenture; (c) our default under any mortgage, indenture or similar instrument evidencing indebtedness in excess of $25.0 million either at maturity or which default results in the acceleration of such indebtedness; (d) our failure to satisfy certain final judgments when due; and (e) certain bankruptcy events. Upon the occurrence of an event of default under the Indenture, the principal and accrued interest under the Notes then outstanding may be declared due and payable.
     Securities Laws. The Notes were issued through a private placement to qualified institutional buyers pursuant to Rule 144A and Regulation S under the Securities Act. The Notes have not been registered under the Securities Act, are subject to restrictions on transfer and may only be offered or sold in transactions exempt from, or not subject to, the registration requirements of the Securities Act. This Current Report on Form 8-K does not constitute an offer to the public generally to subscribe for or otherwise acquire the Notes.
     The foregoing summaries of the Indenture, the Notes and the Registration Rights Agreement are qualified in their entirety by the terms of the Indenture, the Notes and the Registration Rights Agreement, as applicable, each of which is attached as an exhibit hereto and incorporated herein by reference.
CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS
     This Current Report on Form 8-K contains “forward-looking statements” as defined by federal securities laws, with respect to our business and our expectations or beliefs concerning future events. Such forward-looking statements include discussions of our business strategies and expectations concerning future operations, liquidity and capital resources. In addition, in certain portions of this Current Report on Form 8-K, the words: “anticipate,” “believe,” “estimate,” “seek,” “expect,” “plan,” “intend,” and similar expressions, as they relate to us and our management, are intended to identify forward-looking statements. Although we believe that such forward-looking statements are reasonable, we cannot assure you that any forward-looking statements will prove to be correct. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions include, among others:
•	our ability to attract and retain customers in an extremely competitive marketplace;

•	changes in economic conditions that could adversely affect the market for wireless services;

•	the impact of competitors’ initiatives;

•	our ability to successfully implement product offerings and execute market expansion plans;

•	failure of the FCC to approve the transfers to Denali Spectrum License, LLC and to our wholly owned subsidiary Cricket Licensee (Reauction), Inc. of the wireless licenses for which they were named winning bidders in Auction #66;

•	our ability to attract, motivate and retain an experienced workforce;

•	our ability to comply with the covenants in our senior secured credit agreement, our Indenture governing the Notes and in any future credit agreement, indenture or similar instrument;

•	failure of network or information technology systems to perform according to expectations; and

•	other factors detailed in the section entitled “Risk Factors” included in our Quarterly Report on Form 10-Q for the three months ended June 30, 2006, and in our other filings with the Securities and Exchange Commission.

     All future written and oral forward-looking statements attributable to us or any persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in this Current Report on Form 8-K. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Accordingly, you are cautioned not to place undue reliance on the forward-looking statements.
Item 9.01. Financial Statements and Exhibits.
(d) The following exhibits are filed herewith:

Exhibit No.	Description
4.1	Indenture, dated as of October 23, 2006, by and among Cricket Communications, Inc., the Initial Guarantors (as defined therein) and Wells Fargo Bank, N.A., as trustee.
4.2	Form of 9.375% Senior Note of Cricket Communications, Inc. due 2014 (attached as Exhibit A to the Indenture filed as Exhibit 4.1 hereto)
4.3
Registration Rights Agreement, dated as of October 23, 2006, by and among Cricket Communications, Inc., the Guarantors (as defined therein), Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the Initial Purchasers named therein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP WIRELESS INTERNATIONAL, INC.
Date: October 24, 2006	By	/s/ ROBERT J. IRVING, JR.
		Name:	Robert J. Irving, Jr.
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated as of October 23, 2006, by and among Cricket Communications, Inc., the Initial Guarantors (as defined therein) and Wells Fargo Bank, N.A., as trustee.
4.2	Form of 9.375% Senior Note of Cricket Communications, Inc. due 2014 (attached as Exhibit A to the Indenture filed as Exhibit 4.1 hereto)
4.3
Registration Rights Agreement, dated as of October 23, 2006, by and among Cricket Communications, Inc., the Guarantors (as defined therein), Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the Initial Purchasers named therein.